EXHIBIT 13

Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the annual report of Norsk Hydro ASA (the “Company”) on Form 20-F for the year ended 31 December 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Eivind Reiten, as Chief Executive Officer, and John O. Ottestad, as Chief Financial Officer, each hereby certifies, for purposes of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-0xley Act of 2002, that:

(1)	The Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/	Eivind Reiten	/s/	John O. Ottestad

	Eivind Reiten		John O. Ottestad
	President and Chief Executive Officer		Executive Vice President and Chief Financial Officer

Date: 18 March 2005			Date: 18 March 2005